Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 6, 2012 and effective as of the First Amendment Effective Date (as defined below) (this “Amendment”), among API TECHNOLOGIES CORP., a Delaware corporation (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto.

WHEREAS, the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) have entered into that certain Amended and Restated Credit Agreement, dated as of June 27, 2011 (as amended or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

WHEREAS, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein.

THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows: (a) the following new subclause (xii) is in inserted after subclause (xi) of clause (A) of the definition of “Consolidated EBITDA”: “and (xii) solely for the Test Period ended November 30, 2011 (and not any subsequent Test Periods) and solely for the purpose of determining compliance with Sections 10.07, 10.08, and 10.09 as demonstrated in the calculations set forth in certificates delivered pursuant to Section 9.01(e) of the Credit Agreement, pro forma projected synergies and cost savings related to the Acquisition in the amount of $2,300,000 for the Fiscal Quarter ended August 31, 2011 and $2,300,000 for the Fiscal Quarter ended November 30, 2011,”; (b) upon the receipt by the Borrower or any Subsidiary of Net Sale Proceeds from a Sale Leaseback of any real property, an amount equal to 100% of such Net Sale Proceeds shall promptly be applied as a mandatory prepayment in accordance with Sections 5.02(h) and 5.02(i); and (c) solely for the Test Period ended November 30, 2011, for the purpose of calculating the Interest Coverage Ratio pursuant to Section 10.08 of the Credit Agreement, Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” in the Credit Agreement.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, as of the date hereof:

(a) this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. Upon satisfaction the following condition, the parties hereto agree that this Amendment shall be deemed effective as of November 30, 2011 (the “First Amendment Effective Date”):

(i) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and Lenders constituting Required Lenders.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein (including, for the avoidance of doubt, Section 4 hereof, which is intended to make the amendments set forth in Section 2 hereof effective as of the First Amendment Effective Date), this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as amended hereby. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 6. Affirmation. By executing and delivering a counterpart hereof, the Borrower hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the U.S. Guaranty and Collateral Agreement and the Canadian Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

API TECHNOLOGIES CORP.

By	/s/ Brian Kahn
Name: Brian Kahn
Title: Chairman/CEO

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By	/s/ Nicholas Romis
Name: Nicholas Romis
Title: Vice President

MORGAN STANLEY BANK, N.A., as Lender for the Revolver

By	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory

ORPHEUS FUNDING LCC By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

SANDS POINT FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

KENNECOTT FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

COPPER RIVER CLO LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

5180 CLO LP By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

GUGGENHEIM HIGH-YIELD LOAN PLUS MASTER FUND SPC, on behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO By: Guggenheim Investment Management, LLC as Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

ABITIBIBOWATER FIXED INCOME MASTER TRUST FUND By: Guggenheim Investment Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

THE ABITIBIBOWATER INC. US MASTER TRUST for DEFINED BENEFIT PLUS By: Guggenheim Investment Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NZCG FUNDING LTD. By: Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NYLIAC SEPARATE ACCOUNT 70_A01 By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

GUGGENHEIM LIFE AND ANNUITY COMPANY By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

CLAYMORE/GUGGENHEIM STRATEGIC OPPORTUNITIES FUND By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

INTEL CORPORATION PROFIT SHARING RETIREMENT PLAN By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

PRINCIPAL FUND, INC. – GLOBAL DIVERSIFIED INCOME FUND By: Guggenheim Investment Management, LLC as Sub-Adviser

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

MIDLAND NATIONAL LIFE INSURANCE COMPANY – ANNUITY By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST By: Guggenheim Partners Asset Management, LLC as Investment Manager

By	/s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

GMP DIVERSIFIED ALPHA MASTER FUND, LTD.

By	/s/ Paul Liebovitz
Name: Paul Liebovitz
Title: COO & Managing Partner

HORIZON CREDIT OPPORTUNITIES MASTER FUND

By	/s/ David Kingsley
Name: David Kingsley
Title: Senior Portfolio Manager

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

VIRTUS MULTI-SECTOR FIXED INCOME FUND

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

VIRTUS SENIOR FLOATING RATE FUND

By	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

MAIN STREET CAPITAL CORPORATION

By	/s/ Rodger Stout
Name: Rodger Stout
Title: Senior Vice President

GENERAL ELECTRIC PENSION TRUST By: GE Capital Debt Advisors LLC, as Investment Advisor

By	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

GE CAPITAL FINANCIAL INC.

By	/s/ Stephen F. Schroppe
Name: Stephen F. Schroppe
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CARLYLE GLOBAL MARKET STRATEGIES CLO 2011-1, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE ARNAGE CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE AZURE CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE BRISTOL CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CARLYLE MCLAREN CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE VANTAGE CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

CARLYLE VEYRON CLO, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

MOUNTAIN CAPITAL CLO IV, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

MOUNTAIN CAPITAL CLO V, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

MOUNTAIN CAPITAL CLO VI, LTD.

By	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

GOLDEN KNIGHT II CLO, LTD.

By	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

LORD ABBETT INVESTMENT TRUST – LORD ABBETT FLOATING RATE FUND

By	/s/ Joel Serebransky
Name: Joel Serebransky
Title: Portfolio Manager

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC,

as Agent (Sub-adviser) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

ARIZONA STATE RETIREMENT SYSTEM By: Credit Suisse Asset Management, LLC, as its investment manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

CREDIT SUISSE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as its investment adviser

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

MADISON PARK FUNDING III, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

MADISON PARK FUNDING II, LTD. By: Credit Suisse Asset Management, LLC, as collateral manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

MADISON PARK FUNDING VII, LTD. By: Credit Suisse Asset Management, LLC, as portfolio manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

BA/CSCREDIT 1 LLC By: Credit Suisse Asset Management, LLC, as its investment manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD. By: Credit Suisse Asset Management, LLC, as investment manager

By	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]